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                                                                   Exhibit 10.66

                             MEADE INSTRUMENTS CORP.

                              NON-EMPLOYEE DIRECTOR

                       NONQUALIFIED STOCK OPTION AGREEMENT

            THIS AGREEMENT dated as of the _____ day of _____________, between Meade Instruments Corp., a Delaware corporation (the "Corporation"), and ________________ (the "Director").

                                   WITNESSETH

            WHEREAS, the Corporation has adopted and the stockholders of the Corporation have approved the Meade Instruments Corp. 1997 Stock Incentive Plan (the "Plan").

            WHEREAS, pursuant to Article 8 of the Plan, the Corporation has granted an option to the Director upon the terms and conditions evidenced hereby, as required by the Plan, which Option is not intended as and shall not be deemed to be an incentive stock option within the meaning of Section 422 of the Code.

            NOW, THEREFORE, in consideration of the services rendered and to be rendered by the Director, the Corporation and the Director agree to the terms and conditions set forth herein as required by the terms of the Plan.

            1. Grant of Option. Subject to Section 5 below, this Agreement evidences the Corporation's grant to the Director, as of ___________ (the "Option Date"), of the right and option to purchase, under Section 8 of the Plan, on the terms and conditions set forth herein and in the Plan, all or any part of an aggregate of _________ shares of the Common Stock, par value $0.01 per share, at the price of $__________ per share (the "Option"), which amount represents the Fair Market Value of the shares as of the Option Date, exercisable from time to time, subject to the provisions of this Agreement and the Plan, prior to the close of business on the day before the tenth anniversary of the Option Date (the "Expiration Date").

            2. Option Exercisability and Term. Subject to adjustment pursuant to
Section 8.6 of the Plan, the Option shall first become and remain exercisable as to ______ of the shares on the first anniversary of the Option Date and as to an additional ______ of the shares on each of the __________________________ of the Option Date.

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                                                                   Exhibit 10.66

            3. Exercisability of Option. To the extent the Director does not in any year purchase all or any part of the shares to which the Director is entitled, the Director has the right cumulatively thereafter to purchase any shares not so purchased and such right shall continue until the Option terminates or expires. Fractional share interests shall be disregarded, but may be cumulated. No fewer than ten (10) shares may be purchased at any one time, unless the number purchased is the total number at the time available for purchase under the Option.

            4. Method of Exercise of Option. The Option shall be exercisable by the delivery to the Corporation of a written notice stating the number of shares to be purchased pursuant to the Option and accompanied by payment made in accordance with and in a form permitted by Section 8.3 of the Plan for the full purchase price of the shares to be purchased.

            5. Substituting SARs. Notwithstanding anything to the contrary in this Agreement, in the event the Corporation is not accounting for equity compensation under APB Opinion 25, the Corporation shall have the ability to substitute, without receiving Employee's permission, Stock Appreciation Rights ("SARs") paid only in stock for outstanding Options; provided, the terms of the substituted stock SARs are the same as the terms for the Options and the aggregate difference between the Fair Market Value of the underlying shares and the grant price of the SARs is equivalent to the aggregate difference between the Fair Market Value of the underlying shares and the exercise price of the Options.

            6. Non-Transferability of Option. Subject to limited exceptions set forth in the Plan, the Option and any other rights of the Director under this Agreement or the Plan are nontransferable.

            7. Service and Effect of Termination of Service. The Director agrees to serve as a director in accordance with the provisions of the Corporation's Certificate of Incorporation, Bylaws and applicable law. If the Director's service as a member of the Board shall terminate, this Option shall terminate at the times and to the extent set forth in Section 8.5 of the Plan.

            8. Notices. Any notice to be given under the terms of this Agreement shall be in writing and addressed to the Corporation at its principal office to the attention of the Chief Financial Officer, and to the Director at the address given beneath the Director's signature hereto, or at such other address as either party may hereafter designate in writing to the other. Any such notice shall be deemed to have been duly given when enclosed in a properly sealed envelope addressed as aforesaid, registered or certified, and deposited (postage and registry or certification fee prepaid) in a post office or branch post office regularly maintained by the United States Government.

            9. General Terms. The Option and this Agreement are subject to, and the Corporation and the Director agree to be bound by, the provisions of the Plan that apply to the Option. Such provisions are incorporated herein by this reference. The Director acknowledges receiving a copy of the Plan and reading its applicable provisions. In the event of a conflict or inconsistency between the terms and conditions of this Agreement and of the Plan, the terms and conditions of the Plan shall govern. Capitalized terms not otherwise defined herein shall have

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                                                                   Exhibit 10.66

the meaning assigned to such terms in the Plan.

            IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                    MEADE INSTRUMENTS CORP.,
                                    a Delaware corporation

                                    By ___________________________

                                    Title ________________________

                                    NON-EMPLOYEE DIRECTOR

                                    _____________________________
                                    (Signature)

                                    ___________________________
                                    (Print Name)

                                    _____________________________
                                    (Address)

                                    ______________________________
                                    (City, State, Zip Code)

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                                                                   Exhibit 10.66

                                 SPOUSAL CONSENT

            In consideration of the execution of the foregoing Stock Option Agreement by Meade Instruments Corp., I, ____________________________, the spouse of the Director therein named, do hereby agree to be bound by all of the terms and provisions thereof and of the Plan.

DATED: ______________,___________ .

                                   _____________________________
                                       Signature of Spouse

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